Exhibit 99.10
                Computational Materials and/or ABS Term Sheets



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POOL SUMMARY DATA                                  Aggregate
-----------------
Agency Conforming                   % of pool                        22.18%
Non Conforming                      % of pool                        77.82%
Prefunding (if any)                 % of pool                         0.00%
No of Loans                                                           4,487
Average Loan Size                                                  $151,676
WAC                                                                   7.64%
WA LTV                                                               73.57%
% First Lien                                                        100.00%
% Owner Occ                                                          97.94%
% Purchase                                                           46.32%
% Cash out                                                           49.10%
% Full Doc                                                           66.41%
% Reduced/Limited Doc                                                 0.00%
% Stated Income                                                      33.59%
WA FICO                                                                 594
FICO Range                                         414 to 807
Floating Rate Mortgages             % of pool                        79.96%
Fixed Rate                          % of pool                        20.04%
LTVs > 80%                                                           10.74%
LTV s> 90%                                                            3.56%
IO Mortgages                        % of pool                        22.28%
LOAN SIZE
---------
Loans < 100k                        % of pool                        17.31%
Loans < 75k                         % of pool                         0.00%
Loans > 350k                        % of pool                        22.63%
Loans > 500k                        % of pool                         9.27%
Loans > 750k                        % of pool                         1.94%
DTI

GEOGRAPHIC
----------
California                                                           24.06%
North California                                                      8.10%
South California                                                     15.96%
New York                                                              3.20%
Illinois                                                              3.81%
Virginia                                                              2.75%
New Jersey                                                            2.81%
Florida                                                               9.76%
Nevada                                                                2.65%
Maryland
Georgia                                                               2.66%
Single Prop                                                          73.74%
PUD                                                                  17.17%
2-4 Family                                                            3.28%

FICO
----                                                                  0.00%
Unknown                                                              53.87%
Fico < 600                                                           35.20%
Fico < 575                                                           23.24%
Fico < 550                                                           11.55%
Below 525                                                            11.57%
526 to 550                                                           12.14%
551 to 575                                                           18.93%
576 to 600                                                           18.93%
601 to 625                                                           13.62%
626 to 650                                                            7.05%
651 to 675                                                            3.30%
676 to 700                                                            2.45%
Above 700

Insurance                     any MI. plse provide summary            3.08%

DELINQUENCIES
-------------
30-59 day past

Excess spread